SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

CC V HOLDINGS, LLC
CC V HOLDINGS FINANCE, INC.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-75415 333-75415-03	13-4029965 13-4029969
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 8.01. OTHER EVENTS.

On November 15, 2004, Charter Communications, Inc., the indirect parent company and manager of CC V Holdings, LLC and CC V Holdings Finance, Inc., announced its intent to issue Convertible Senior Notes due 2009 in a private placement under Rule 144A to raise estimated gross proceeds of $750 million. The entirety of the press release appearing in Exhibit 99.1 hereto is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is not filed but furnished pursuant to Item 8.01:

Exhibit Number	Description
99.1	Press release dated November 15, 2004. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K/A of Charter Communications, Inc. filed on November 15, 2004 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CC V Holdings, LLC and CC V Holdings Finance, Inc. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CC V HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Registrants' Manager

Dated: November 16, 2004

By: /s/ Paul E. Martin
Name: Paul E. Martin
Title: Interim Co-Chief Financial Officer, Senior Vice President and Corporate Controller
(Co-Principal Financial Officer and Principal
Accounting Officer)

CC V HOLDINGS FINANCE, INC.
Registrant

Dated: November 16, 2004

By: /s/ Paul E. Martin
Name: Paul E. Martin
Title: Interim Co-Chief Financial Officer, Senior Vice President and Corporate Controller
(Co-Principal Financial Officer and Principal
Accounting Officer)

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated November 15, 2004. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K/A of Charter Communications, Inc. filed on November 15, 2004 (File No. 000-27927)).